PROMISSORY NOTE

AMOUNT: $200,000	DATE: DECEMBER 21, 2011

FOR VALUE RECEIVED, SOTON HOLDINGS GROUP, INC. ("Borrower”) hereby promises to pay to the order of MICHAEL J. GARNICK ("Lender") the principal sum of TWO HUNDRED THOUSAND DOLLARS ($200,000).  Payment in full, plus accrued interest of ten (10%) percent per annum shall be made in lawful money of the United States, at the principal address of Lender, or such other place as the holder of this Note may designate on February 15, 2012 (the “Maturity Date”).

As an inducement to making this Advance, Borrower shall deliver Three Thousand (3,000) shares of the common stock of Soton Holdings Group, Inc., which shares will contain a restrictive legend in accordance with Rule 144 (the “Shares”).

Borrower shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part.

No partial prepayment shall postpone or interrupt the payment of the remaining principal balance, all of which shall continue to be due and payable on the Maturity Date.

Borrower agrees that a default shall occur hereunder in the event that payment is not made on or before the Maturity Date and such default continues for a period of ten (10) days from the date of demand therefor.  After the expiration of such ten (10) day period interest shall accrue on the unpaid balance due hereunder at a rate of fifteen (15%) percent per annum, together with attorneys' fees for collection and payment of the same, which sums may be enforced and recovered by the entry of judgment on this.

Borrower (and all endorsers, sureties and guarantors) waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

The repayment of this Note in accordance with its terms will be guaranteed by Pan American Oil Company, LLC, a Texas limited liability company (“Pan American”).  If Borrower fails to pay this Note in accordance with its terms the Lender may collect any and all amounts due and owing by the Borrower under this Note from Pan American.

Borrower shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or any security documents executed in conjunction herewith, and if any taxes be imposed with respect to debts secured by any such security documents or with respect to notes evidencing debts so secured Borrower agrees to pay or to reimburse Lender upon demand the amount of such taxes.

Lender hereby represents, warrants and agrees as follows:

a)           Purchase for Own Account.  Lender represents that he is acquiring the Shares solely for his own account and beneficial interest for investment and not for sale or with a view to distribution of the Shares or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

b)           Ability to Bear Economic Risk.  Lender acknowledges that an investment in the Shares involves a high degree of risk, and represents that he is able, without materially impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of his investment.

c)           Access to Information.  Lender acknowledges that the Lender has been furnished with such financial and other information concerning Borrower, the directors and officers of Borrower, and the business and proposed business of Borrower as the Lender considers necessary in connection with the Lender’s investment in the Shares.  As a result, the Lender is thoroughly familiar with the proposed business, operations, properties and financial condition of Borrower and has discussed with officers of Borrower any questions the Lender may have had with respect thereto.

d)           Securities Part of Private Placement.  Lender has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Shares is to be effected and the Shares will be issued by Borrower in connection with a transaction that does not involve any public offering within the meaning of section 4(2) of the Act and/or Regulation D as promulgated by the Securities and Exchange Commission under the Act, and under any applicable state blue sky authority.  Lender understands that Borrower is relying in part on Lender’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding Lender’s representations, Lender has in mind merely acquiring the Shares for resale on the occurrence or nonoccurrence of some predetermined event.  Lender has no such intention.

e)           Lender Not Affiliated with Company.  Lender, either alone or with Lender’s professional advisers (i) are unaffiliated with, have no equity interest in, and are not compensated by, Borrower or any affiliate or selling agent of Borrower, directly or indirectly; (ii) has such knowledge and experience in financial and business matters that Lender is capable of evaluating the merits and risks of an investment in the Shares; and (iii) has the capacity to protect Lender’s own interests in connection with Lender’s proposed investment in the Shares.

f)           Further Limitations on Disposition.  Lender further acknowledges that the Shares are restricted securities under Rule 144 of the Act, and, therefore, if Borrower, in its sole discretion, chooses to issue any certificates reflecting the ownership interest in the Shares, those certificates will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.

Without in any way limiting the representations set forth above, Lender further agrees not to make any disposition of all or any portion of the Shares unless and until:

(i)           There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(ii)          Lender shall have obtained the consent of Borrower and notified Borrower of the proposed disposition and shall have furnished Borrower with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by Borrower, Lender shall have furnished Borrower with an opinion of counsel, reasonably satisfactory to Borrower, that such disposition will not require registration under the Act or any applicable state securities laws.

Notwithstanding the provisions of subparagraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Lender to a partner (or retired partner) of Lender, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Lenders hereunder as long as the consent of Borrower is obtained.

The words "Lender" and "Borrower" whenever occurring herein shall be deemed and construed to include their respective successors and assigns of Lender and Borrower.

This instrument shall be construed according to and governed by the laws of the State of Nevada.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note under seal the day and year first above mentioned.

SOTON HOLDINGS GROUP, INC.

BY:	/s/ Paul Vassilakos
NAME: Paul Vassilakos
TITLE: Chief Executive Officer

As to the personal guaranty only:	PAN AMERICAN OIL COMPANY, LLC

	BY:	/s/ Michael J. Garnick
NAME:
TITLE: